Exhibit 10.3

SUBLEASE AGREEMENT

This is an agreement to sublease office space according to the terms specified below. The lessor (Illumination America, LLC) agrees to sublease and the tenant (Grom Social, Inc.) agrees to take office space as described below. Both parties agree to keep, perform and fulfill the promises, conditions and agreements below:

The Lessor is: Illumination America, LLC

The Tenant is: Grom Social, Inc.

The location of the premises is: 2060 NW Boca Raton Blvd. #6, Boca Raton, FL 33431

1.	The term of this sub lease is for three years, beginning November 1st 2012 through December 2014.

Year 1: November 1, 2012 through December 2012 rent is $1,000 per month

Year 2: January 1st 2013 through December 2013 rent is $2,000 per month

Year 3: January 1st 2014 through December 2014 rent is $2,000 per month

2.	Monthly rent includes all charges for utilities, telephone, liability insurance, internet, furniture, conference room, restrooms facilities, luncheon area and cleaning services.

3.	Tenant agrees to surrender and deliver to the lessor the premises and all furniture and decorations within the premises in as good a condition as they were at the beginning of the term, reasonable wear and tear excepted. The tenant will be liable to the lessor for any damages occurring to the premises or the contents thereof or to the building which are done by the subtenant or his guests.

4.	In the event of any legal action concerning this sublease, the losing party shall pay to the prevailing party reasonable attorney’s fees and court costs to be fixed by the court wherein such judgement shall be entered.

5.	This lease constitutes the sole agreement between the parties, and no additions, deletions or modifications may be accomplished without the written consent of both parties (ANY ORAL REPRESENTATIONS MADE AT THE TIME OF EXECUTING THIS LEASE ARE NOT LEGALLY VALID AND, THEREFORE, ARE NOT BINDING UPON EACH PARTY).

6.	The words “lessor” and “tenant” as used herein include the plural as well as the singular, no regard for gender is intended by the language in this sublease.

7.	Each signatory to this sublease acknowledges receipt of an executed copy of thereof.

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8. The parties hereby bind themselves to this agreement by their signatures affixed below on this 1st day November 2012.

LESSOR	TENANT
ILLUMINATION AMERICA, LLC	GROM SOCIAL, INC.

By: /s/ signature	By: /s/ Darren M. Marks
Its: Manager	Darren M. Marks, CEO

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